UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

RELYPSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36184	26-0893742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 421-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Relypsa, Inc. (the “Company”) discloses herein the new patient starts, outpatient prescriptions and units sold to hospitals/other institutions for the full month of February 2016 for Veltassa® (patiromer) for oral suspension (“Veltassa”).

These numbers have not been verified by any third party and represent the Company’s estimates as of the date indicated. The Company assumes no obligation to update them.

February 1-29, 2016

In the outpatient setting:

•	812 new patients started taking Veltassa with a free-starter supply.

•	350 outpatient prescriptions were covered by payers (retail TRx).

In the hospital/institution setting:

•	117 units were sold to hospitals and other institutions (non-retail).

Comparison to the Previous Month

Outpatient setting:

	January 1-31, 2016	February 1-29, 2016
New patients who started taking Veltassa with a free starter-supply	409 (average 102 patients/week)	812 (average 203 patients/week)

Outpatient prescriptions reimbursed and dispensed (retail TRx)	99 (average 25 prescriptions/week)	350 (average 87 prescriptions/week)

Hospital/institution setting:

	January 1-31, 2016	February 1-29, 2016
Hospital/institution units sold (non-retail)	56 (average 14 units/week)	117 (average 29 units/week)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2016	RELYPSA, INC.

	By:	/s/ Ronald A. Krasnow
Senior Vice President and General Counsel